UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

Form 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 8, 2006

DYNAMIC LEISURE CORPORATION

Formerly known as

DYNECO CORPORATION

(Exact name of registrant as specified in its charter)

333-07953

(Commission File Number)

Minnesota	41-1508703
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2203 North Lois Avenue, Suite 900

Tampa, FL 33607

(Address of principal executive offices)

(813) 877-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Dynamic Leisure Corporation (the “Company”) hereby amends its Current Report on Form 8-K, filed with the Securities and Exchange Commission on February 13, 2006, for the purpose of filing the audited financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Company’s acquisition on February 8, 2006 of Changes in L'Attitudes, Inc., in accordance Regulation S-B and Article 11 of Regulation S-X.

In addition, on March 6, 2006 the Company acquired Island Resort Tours, Inc. and International Travel and Resorts, Inc., as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 8, 2006. However, the audited financial statements and pro forma financial information for Island Resort Tours, Inc. and International Travel and Resorts, Inc. are not currently available and will be provided along with any required pro form information, by the Company in a later filing.

ITEM 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

On February 13, 2006, Dynamic Leisure Corporation (“DLC”), f/k/a DynEco Corporation, filed a current report on Form 8-K to report the acquisition of all of the outstanding capital stock of Changes in L’Attitudes, Inc. (“CLA”) as a result of consummation of a Purchase Agreement dated February 8, 2006 by and among DLC and CLA. Pursuant to the Purchase Agreement, CLA has become a wholly-owned subsidiary of DLC. The transaction closed and became effective on February 8, 2006. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibit 99.1 of this Form 8-K/A.

(b)	Pro Forma Financial Information

Unaudited pro forma combined condensed financial statements related to Dynamic Leisure Corporation (“DLC”), f/k/a Dyneco Corporation, the acquisition of all the issued and outstanding shares of capital stock of Dynamic Leisure Group, Inc, n/k/a Dynamic Leisure Group, North America, Inc.,on January 13, 2006 and the acquisition of all the issued and outstanding shares of capital stock of Changes in L’Attitudes, Inc (“CLA”), on February 8, 2006 are filed as Exhibit 99.2 of this Form 8-K/A.

The Unaudited Pro Forma Combined Condensed Balance Sheet, Statement of Income and related notes are presented for illustrative purposes only and are not necessarily indicative of what the actual financial position of the Company would have been had the acquisitions and financings described above occurred on January 1, 2005, nor does it purport to represent the future financial position of the Company. The Unaudited Pro Forma Combined Condensed Bance Sheet, Statement of Income and related notes should be read in conjunction with the Company’s annual report on Form 10-K for the annual period ended December 31, 2005.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Changes in L’Attitudes, Inc. audited Financial Statements as of, and for the years ended December 31, 2005 and 2004.

99.2

Unaudited Condensed Combined Pro Forma Financial Information including Changes in L’Attitudes, Inc., Dynamic Leisure Corporation, f/k/a DynEco Corporation, and Dynamic Leisure Group North America, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC LEISURE CORPORATION
f/k/a DYNECO CORPORATION

Date: April 24, 2006	By: /s/ Daniel G. Brandano
Daniel G. Brandano
President